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                                NORTHEAST STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2006

                      NORTHEAST COMMUNITY BANCORP, INC.
                      ---------------------------------
             (Exact name of registrant as specified in its charter)

   United States                      0-51852                (Applied for)
   -------------                      -------                -------------
(State or other jurisdiction       (Commission               (IRS Employer
incorporation or organization)     File Number)              Identification No.)


325 Hamilton Avenue, White Plains, New York                           10601
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (914) 684-2500
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry Into a Material Definitive Agreement

     On July 5, 2006, Northeast Community Bancorp, Inc. (the "Company"), and its wholly owned subsidiary, Northeast Community Bank (the Bank"), each executed three-year employment agreements with both Kenneth A. Martinek, President and Chief Executive Officer of the Company and the Bank, and Salvatore Randazzo, Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank. The material terms of employment agreements were previously disclosed in the Company's Registration Statement on Form S-1 (File No. 333-132543) (the "Registration Statement") and forms of the employment agreements were filed as Exhibits 10.6 and 10.7 to the Registration Statement, respectively.

     Also on July 5, 2006, the Bank's employee severance compensation plan became effective. The material terms of the employee severance compensation plan were previously disclosed in the Registration Statement and a form of the plan was filed as Exhibit 10.4 to the Registration Statement.

Item 3.02   Unregistered Sales of Equity Securities

      On July 5, 2006, the Bank completed its mutual holding company reorganization and the Company completed its initial public offering. In connection with the reorganization and public offering, the Bank formed Northeast Community Bancorp, MHC (the "MHC") as a federally chartered mutual holding company and the Company issued 7,273,750 shares of unregistered common stock, or 55% of the Company's outstanding shares of common stock, to the MHC. The Company received from the MHC 100 shares of the Bank's common stock, representing 100% of the Bank's outstanding common stock, par value $1.00 per share, in exchange for the common stock of the Company. The shares issued to the MHC were issued pursuant to the exemption from registration set forth under Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01   Other Events

      On July 3, 2006, the Bank announced that it had received final regulatory approval to complete its mutual holding company reorganization and the related common stock offering by the Company. For more information, reference is made to the Bank's press release dated July 3, 2006, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      On July 5, 2006, the Company announced that it has completed its initial stock offering in connection with the Bank's reorganization into the mutual holding company structure. For more information, reference is made to the Company's press release dated July 5, 2006, a copy of which is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

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Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

         Number   Description
         ------   -----------

         99.1     Press Release dated July 3, 2006

         99.2     Press Release dated July 5, 2006

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHEAST COMMUNITY BANCORP, INC.
                                   ---------------------------------
                                   (Registrant)



Date: July 7, 2006                By: /s/ Kenneth A. Martinek
                                      --------------------------
                                      Kenneth A. Martinek
                                      President and Chief Executive Officer